Exhibit 99.1

               Buckeye Announces January-March Results

    MEMPHIS, Tenn.--(BUSINESS WIRE)--April 19, 2005--Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $4.1 million after tax (11 cents per share) in the quarter ended March 31, 2005. The Company's results include $0.8 million after tax (2 cents per share) in restructuring costs associated with the previously announced plan to close the Glueckstadt, Germany cotton linter pulp plant at the end of 2005, early extinguishment of debt, and fees related to amending the Company's credit facilities.

    During the same quarter of the prior year, the Company incurred a loss of $27.5 million after tax (74 cents per share) which included $28.6 million after tax in restructuring and impairment costs, primarily relating to the closure of its Cork, Ireland nonwovens manufacturing facility.
    Excluding restructuring, impairment, and financing charges in both years, the Company earned $4.9 million after tax (13 cents per share) in January-March 2005 which compares with $1.1 million after tax (3 cents per share) in January-March 2004.
    Net sales in the just completed quarter were $180.9 million, 5% above the $172.8 million in the same quarter in the prior year.
    Buckeye Chairman, David B. Ferraro, commented, "Although we did experience some slowdown in sales of nonwoven materials, sales of specialty fibers continue to be strong. Additionally, we are making good progress in implementing our plan to transfer production of grades currently manufactured at the Glueckstadt facility to our plants in the United States and Brazil when Glueckstadt ceases production at the end of calendar 2005."
    Mr. Ferraro further stated, "While rising costs for chemicals, energy, and other materials continue to have a negative impact on margins, we did reduce our debt net of cash by $17.2 million. We remain confident that the underlying strength of our business will lead to future earnings growth."
    Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (unaudited)
                (In thousands, except per share data)


                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
                     March 31, December  March 31, March 31, March 31,
                       2005    31, 2004    2004      2005      2004
                     -------------------------------------------------

Net sales            $180,910  $180,622  $172,761  $528,855  $488,871
                                                                 -
Cost of goods sold    150,700   149,475   151,031   437,869   437,419
                      --------  --------  --------  --------  --------
Gross margin           30,210    31,147    21,730    90,986    51,452


Selling, research and
 administrative
 expenses              11,076    10,748     9,445    31,550    31,985
Amortization of
 intangibles and
 other                    613       603       563     1,819     1,692
Impairment of long-
 lived assets               -    12,010    43,891    12,010    44,833
Restructuring costs       616       363       143     2,175     3,872
                      --------  --------  --------  --------  --------

Operating income
 (loss)                17,905     7,423   (32,312)   43,432   (30,930)

Net interest expense
 and amortization of
 debt costs           (11,076)  (11,279)  (11,369)  (33,633)  (35,056)
Loss on early
 extinguishment of
 debt                    (242)        -         -      (242)   (4,940)
Gain on sale of
 assets held for
 sale                      30     7,173         -     7,203         -
Foreign exchange and
 other                   (971)      267       414      (737)      (11)
                      --------  --------  --------  --------  --------
Income (loss) before
 income taxes           5,646     3,584   (43,267)   16,023   (70,937)
Income tax expense
 (benefit)              1,552       671   (15,762)    4,601   (25,617)
                      --------  --------  --------  --------  --------
Income (loss) before
 cumulative effect
 of change in
 accounting             4,094     2,913   (27,505)   11,422   (45,320)
Cumulative effect of
 change in
 accounting (net of
 tax of $3,359)             -         -         -         -     5,720
                      --------  --------  --------  --------  --------
  Net income (loss)  $  4,094  $  2,913  $(27,505) $ 11,422  $(39,600)
                      ========  ========  ========  ========  ========

Earnings (loss) per share
 before cumulative effect of
 change in accounting
   Basic earnings
    (loss) per share $   0.11  $   0.08  $  (0.74) $   0.31  $  (1.22)
   Diluted earnings
    (loss) per share $   0.11  $   0.08  $  (0.74) $   0.30  $  (1.22)

Cumulative effect of
 change in
 accounting
   Basic earnings
    (loss) per share $      -  $      -  $      -  $      -  $   0.15
   Diluted earnings
    (loss) per share $      -  $      -  $      -  $      -  $   0.15

Earnings (loss) per
 share
   Basic earnings
    (loss) per share $   0.11  $   0.08  $  (0.74) $   0.31  $  (1.07)
   Diluted earnings
    (loss) per share $   0.11  $   0.08  $  (0.74) $   0.30  $  (1.07)

Weighted average
 shares for basic
 earnings per share    37,499    37,390    37,080    37,400    37,021

Adjusted weighted
 average shares for
 diluted earnings
 share                 37,723    37,605    37,080    37,595    37,021


                       BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                                  March 31    June 30
                                                    2005        2004
                                                  ----------  --------
                                                 (unaudited)
Assets
Current assets:
     Cash and cash equivalents                   $   12,861  $ 27,235
     Accounts receivable, net                       116,562   112,367
     Inventories                                    112,749   107,439
     Deferred income taxes and other                 11,577    10,207
                                                  ----------  --------
          Total current assets                      253,749   257,248

     Property, plant and equipment, net             519,814   537,632
     Goodwill                                       138,851   130,172
     Intellectual property and other, net            38,425    41,023
                                                  ----------  --------
Total assets                                     $  950,839  $966,075
                                                  ==========  ========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                      $   30,355  $ 27,130
     Accrued expenses                                51,152    45,337
     Current portion of capital lease obligations       672       632
     Current portion of long-term debt                  998    16,972
                                                  ----------  --------
          Total current liabilities                  83,177    90,071

     Long-term debt                                 537,081   587,076
     Deferred income taxes                           44,392    37,956
     Capital lease obligations                        1,559     2,068
     Other liabilities                               19,641    19,559
     Stockholders' equity                           264,989   229,345
                                                  ----------  --------
Total liabilities and stockholders' equity       $  950,839  $966,075
                                                  ==========  ========


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (unaudited)
                            (In thousands)

                                                   Nine Months Ended
                                                  --------------------
                                                  March 31, March 31,
                                                     2005      2004
                                                  --------- ----------
OPERATING ACTIVITIES
--------------------
Net income (loss)                                 $ 11,422  $ (39,600)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

   Cumulative effect of change in accounting             -     (5,720)
   Impairment of long-lived assets                  12,010     44,833
   Depreciation                                     34,703     34,796
   Amortization                                      2,699      3,335
   Loss on early extinguishment of debt                242      4,940
   Deferred income taxes and other                   5,466    (11,943)
   Gain on sale of assets held for sale             (7,203)         -
   Change in operating assets and liabilities
     Accounts receivable                            (1,752)    11,077
     Inventories                                    (4,786)    24,560
     Other assets                                   (4,027)    (6,968)
     Accounts payable and other current
      liabilities                                    9,021    (11,234)
                                                   --------  ---------
Net cash provided by operating activities           57,795     48,076

INVESTING ACTIVITIES
   Purchases of property, plant & equipment        (23,014)   (26,457)
   Proceeds from sale of assets                     13,662          -
   Other                                              (401)      (403)
                                                   --------  ---------
Net cash used in investing activities               (9,753)   (26,860)

FINANCING ACTIVITIES
   Net borrowings (payments) under line of
    credit                                           1,200   (221,818)
   Issuance of long-term debt                            -    350,000
   Payments on long term debt and other            (67,344)  (173,182)
   Payments for debt issuance costs                     (5)    (9,102)
   Payments related to early extinguishment of
    debt                                                 -     (2,115)
   Proceeds from termination of swap                     -      4,000
   Net proceeds from sale of equity interests        2,672      1,062
                                                   --------  ---------
Net cash used in financing activities              (63,477)   (51,155)
                                                   --------  ---------

Effect of foreign currency rate fluctuations on
 cash                                                1,061      1,028

Increase (decrease) in cash and cash equivalents   (14,374)   (28,911)
                                                   --------  ---------
Cash and cash equivalents at beginning of period    27,235     49,977
                                                   --------  ---------
Cash and cash equivalents at end of period        $ 12,861  $  21,066
                                                   ========  =========


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                             (unaudited)
                           (In thousands)

                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
SEGMENT RESULTS      March 31, December  March 31, March 31, March 31,
                        2005    31, 2004    2004      2005      2004
                     --------- --------- --------- --------- ---------

Specialty Fibers
     Net sales       $132,344  $129,854  $121,289  $380,244  $343,195
     Operating
      income (a)       15,192    17,050    10,896    49,140    15,484
     Depreciation
      and amorti-
      zation (b)        6,931     7,123     7,037    21,015    20,638
     Capital
      expenditures      9,566     6,288     4,596    19,768    24,452

Nonwoven Materials
     Net sales       $ 56,617  $ 58,065  $ 57,259  $170,604  $161,654
     Operating
      income (a)        3,552     3,448     1,349    10,568     4,985
     Depreciation
      and amorti-
      zation (b)        4,412     4,403     4,782    13,038    13,517
     Capital
      expenditures        943       261       636     2,180     1,778

Corporate
     Net sales       $ (8,051) $ (7,297) $ (5,787) $(21,993) $(15,978)
     Operating
      income (loss)
      (a)                (839)  (13,075)  (44,557)  (16,276)  (51,399)
     Depreciation
      and amorti-
      zation (b)          893       877       831     2,636     2,493
     Capital
      expenditures        726       260        35     1,066       227

Total
     Net sales       $180,910  $180,622  $172,761  $528,855  $488,871
     Operating
      income (loss)
      (a)              17,905     7,423   (32,312)   43,432   (30,930)
     Depreciation
      and amorti-
      zation (b)       12,236    12,403    12,650    36,689    36,648
     Capital
      expenditures     11,235     6,809     5,267    23,014    26,457

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.


                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
ADJUSTED EBITDA      March 31, December  March 31, March 31, March 31,
                       2005    31, 2004    2004      2005      2004
                     --------- --------- --------- --------- ---------


Income (loss) before
 cumulative effect
 of change in
 accounting          $  4,094  $  2,913  $(27,505) $ 11,422  $(45,320)


Income tax expense
 (benefit)              1,552       671   (15,762)    4,601   (25,617)
Net interest expense   10,684    10,877    11,043    32,456    33,501
Amortization of debt
 costs                    392       402       326     1,177     1,555
Early extinguishment
 of debt                  242         -         -       242     4,940
Depreciation,
 depletion and
 amortization          12,236    12,403    12,650    36,689    36,648
                      --------  --------  --------  --------  --------
EBITDA                 29,200    27,266   (19,248)   86,587     5,707

Interest income           241       199       247       604       707
Asset impairments           -    12,010    43,891    12,010    44,833
Loss on disposal of
 assets                   198       331        20       659       694
Gain on sale of
 assets held for
 sale                     (30)   (7,173)        -    (7,203)        -
Restructuring
 charges (c)              616         -       143       616     3,872
Restatement due to
 change in
 accounting                 -         -         -         -     8,525
                      --------  --------  --------  --------  --------
Adjusted EBITDA      $ 30,225  $ 32,633  $ 25,053  $ 93,273  $ 64,338
                      ========  ========  ========  ========  ========

We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Prior year calculations have been restated to conform with the current credit facility definition. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

On March 31, 2005 we had borrowing capacity of $66.1 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.

(c) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from October 1, 2002 through June 30, 2004, provided that the aggregate amount does not exceed $6.0 million. Since we exceeded the $6.0 million threshold during the three months ended June 30, 2004 our add back was limited to $492 of the $2,073 of restructuring expense recorded during that quarter. Restructuring charges of $1,559 incurred between July 1, 2004 and December 31, 2004 are not added back to Adjusted EBITDA. We amended our credit facility on March 15, 2005. The amended credit facility provides for adding back restructuring charges subsequent to December 31, 2004 not to exceed $12.0 million.

    CONTACT: Buckeye Technologies Inc.
             Kris Matula, 901-320-8588
             or
             Investor Relations:
             Chad Foreman, 901-320-8828
             Website: www.bkitech.com